UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2009

AmREIT

(Exact name of registrant as specified in its charter)

Maryland	001-31397	76-0410050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Greenway Plaza, Suite 1000, Houston, Texas 77046

(Address of principal executive offices)   (Zip Code)

(713) 850-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

AmREIT intends to make the attached investor presentation to holders of common shares of beneficial interest in AmREIT in advance of dissemination of definitive proxy materials in connection with AmREIT’s pending merger with REITPlus, Inc.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Shareholder presentation dated June 4, 2009.

Additional Information and Where to Find It

In connection with the proposed merger, the Company has filed but not yet distributed to shareholders a proxy statement with the Securities and Exchange Commission. The proxy statement distributed to shareholders will contain information about the Company, the proposed merger and related matters. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement from the Company by mail, shareholders will be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the Securities and Exchange Commission’s website (http://www.sec.gov) or, without charge, from the Company at http://www.amreit.com or by directing such request to AmREIT, 8 Greenway Plaza, Suite 1000, Houston, TX 77046, Attention: Investor Relations.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement related to the merger, as well as the proxy statement for the Company’s 2009 Annual Meeting of Shareholders, which was filed with the SEC on April 7, 2007, and the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 31, 2009. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the merger, when filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

The Company has made forward-looking statements in these materials which are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the Company, and on the information currently available to the Company.

When used or referred to in these materials, these forward-looking statements may be preceded by, followed by or otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” or similar expressions, or statements that certain events or conditions “will” or “may” occur. These forward-looking statements are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

•	cost savings expected from the merger may not be fully realized;

•	revenue of the combined company following the merger may be lower than expected;

•	occupancy rates for the Company’s properties may deteriorate or fail to recover as predicted;

•	the Company may not be able to sustain the rental rate increases upon lease renewals that it has recently experienced;

•	the Company may experience tenant defaults due to recessionary conditions, as well as tenant bankruptcies and abandonments of leases;

•	general economic conditions, either internationally or nationally or in the jurisdictions in which REITPlus or AmREIT are doing business, may be less favorable than expected;

•	legislative or regulatory changes, including changes in environmental regulation, may adversely affect the businesses in which REITPlus and AmREIT are engaged;

•	there may be environmental risks and liability under federal, state and foreign environmental laws and regulations; and

•	changes may occur in the securities or capital markets.

Except for its ongoing obligations to disclose material information as required by the federal securities laws, the Company has no intention or obligation to update these forward-looking statements after it distributes these materials.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 4, 2009	AmREIT

	By:	/s/ Chad C. Braun
Chad C. Braun Chief Financial Officer